                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 24, 1999



                              QUALCOMM INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                0-19528                                  95-3685934
         (Commission File No.)                (IRS Employer Identification No.)



                               6455 LUSK BOULEVARD
                           SAN DIEGO, CALIFORNIA 92121
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (619) 587-1121

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

        On May 24, 1999 (the "Closing Date"), QUALCOMM Incorporated ("QUALCOMM") sold certain of its assets related to its terrestrial CDMA wireless infrastructure business (the "Assets") to Telefonaktiebolaget LM Ericsson
(publ), a Swedish company ("Ericsson") pursuant to that certain Asset Purchase Agreement dated March 24, 1999 between QUALCOMM and Ericsson (the "Asset Purchase Agreement"). QUALCOMM received $98,097,000 in cash on the Closing Date. Total consideration will be based on a final determination of net assets as of the Closing Date.

        A description of the transaction is set forth in the Press Release issued by QUALCOMM dated May 24, 1999, a copy of which is attached hereto as
Exhibit 99.1.



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

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        Not applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION.

                (1) UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF QUALCOMM INCORPORATED.

                        The following unaudited pro forma condensed consolidated financial information is being filed herewith:

                                                                                    Page:
                        Unaudited Pro Forma Condensed Consolidated Balance Sheet
                        at March 28, 1999                                            4
                        Unaudited Pro Forma Condensed Consolidated Statement of
                        Income for the Six Months ended March 28, 1999               5
                        Unaudited Pro Forma Condensed Consolidated Statement of
                        Income for the Year ended September 30, 1998                 6
                        Notes to Unaudited Pro Forma Condensed Consolidated
                        Financial Information                                        7


        (c)     EXHIBITS.

                2.1 Asset Purchase Agreement dated March 24, 1999 between QUALCOMM Incorporated and Telefonaktiebolaget LM Ericsson (publ) (incorporated herein by reference to QUALCOMM's Form 10-Q for the three month period ended March 28, 1999 and filed with the Securities and Exchange Commission on May 11, 1999).

                2.2 Amendment No. 1 dated as of May 24, 1999 to the Asset Purchase Agreement dated as of March 24, 1999 between QUALCOMM Incorporated and Telefonaktiebolaget LM Ericsson (publ).(1)

                99.1    Press Release dated May 24, 1999.

---------------

(1) Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment. Omitted portions will be filed separately with the Securities and Exchange Commission.



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

                              QUALCOMM INCORPORATED
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     MARCH 28, 1999
                                                      -----------------------------------------------
                                                                        PRO FORMA
                                                      HISTORICAL        ADJUSTMENTS      PRO FORMA(a)
                                                      ----------        -----------      ------------
ASSETS
  Current assets:
  Cash and cash equivalents ....................     $   121,253      $    98,097(b)      $   219,350
  Investments ..................................          83,395                0              83,395
  Accounts receivable, net .....................         814,213           (2,164)(c)         812,049
  Finance receivables ..........................          59,457                0              59,457
  Inventories, net .............................         254,477          (68,586)(d)         185,891
  Other current assets .........................         215,514           (2,905)(e)         212,609
                                                     -----------      -----------         -----------
    Total current assets .......................       1,548,309           24,442           1,572,751
  Property, plant and equipment, net ...........         557,899          (76,780)(f)         481,119
  Finance receivables, net .....................         352,525          (27,469)(g)         325,056
  Other assets .................................         162,663           (3,550)(h)         159,113
                                                     -----------      -----------         -----------
    Total  assets ..............................     $ 2,621,396      $   (83,357)        $ 2,538,039
                                                     ===========      ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
  Accounts payable and accrued liabilities......     $   662,781      $    (5,064)(i)     $   657,717
  Unearned revenue .............................          62,858           (1,998)(j)          60,860
  Bank lines of credit .........................          64,000                0              64,000
  Current portion of long-term debt ............           3,062                0               3,062
                                                     -----------      -----------         -----------
    Total current liabilities ..................         792,701           (7,062)            785,639
  Long-term debt ...............................           2,360                0               2,360
  Other liabilities ............................          44,411                0              44,411
                                                     -----------      -----------         -----------
    Total liabilities ..........................         839,472           (7,062)            832,410

  Minority interest in consolidated subsidiaries          45,073                0              45,073
                                                     -----------      -----------         -----------

  Company-obligated mandatorily redeemable
   trust convertible preferred securities
   of a subsidiary trust holding solely debt
   securities of the Company ...................         660,000                0             660,000
                                                     -----------      -----------         -----------

  Stockholders' equity:
    Preferred stock, $0.0001 par value .........            --                  0                --
    Common stock, $0.0001 par value (q) ........              15                0                  15
    Paid-in capital (q) ........................       1,102,305                0           1,102,305
    Retained earnings (deficit) ................           5,910          (76,295)(b)-(j)     (70,385)
    Accumulated other comprehensive loss .......         (31,379)               0             (31,379)
                                                     -----------      -----------         -----------
      Total stockholders' equity ...............       1,076,851          (76,295)          1,000,556
                                                     -----------      -----------         -----------
  Total liabilities and stockholders' equity ...     $ 2,621,396      $   (83,357)        $ 2,538,039
                                                     ===========      ===========         ===========


             See accompanying notes to unaudited pro forma condensed
                       consolidated financial information



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

                              QUALCOMM INCORPORATED
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                            SIX MONTHS ENDED MARCH 28, 1999
                                                  ----------------------------------------------------
                                                                     PRO FORMA
                                                   HISTORICAL        ADJUSTMENTS           PRO FORMA(a)
                                                  -----------        -----------           -----------
Revenues:
  Communications systems ..................       $ 1,591,362        $   (47,618)(k)       $ 1,543,744
  Contract services .......................           161,266                  0               161,266
  License, royalty and development fees ...           120,990                  0               120,990
                                                  -----------        -----------           -----------
    Total revenues ........................         1,873,618            (47,618)            1,826,000
                                                  -----------        -----------           -----------
Operating expenses:
  Communications systems ..................         1,153,365            (57,942)(l)         1,095,423
  Contract services .......................           112,800                  0               112,800
  Research and development ................           203,075            (61,729)(m)           141,346
  Selling and marketing ...................           123,364            (25,124)(n)            98,240
  General and administrative ..............           102,053            (13,401)(o)            88,652
  Other ...................................            95,824                  0                95,824
                                                  -----------        -----------           -----------
    Total operating  expenses .............         1,790,481           (158,196)            1,632,285
                                                  -----------        -----------           -----------


Operating income ..........................            83,137            110,578               193,715


Interest income ...........................            14,035                  0                14,035
Interest expense ..........................            (8,774)                 0                (8,774)
Net gain on sale of investments ...........             5,663                  0                 5,663
Loss on cancellation of warrants ..........            (3,273)                 0                (3,273)
Other .....................................           (52,531)                 0               (52,531)
Distributions on trust convertible
  preferred securities of subsidiary trust            (19,703)                 0               (19,703)
Minority interest in income of consolidated
  subsidiaries ............................            (6,543)                 0                (6,543)
Equity in losses of investees .............            (5,995)                 0                (5,995)
                                                  -----------        -----------           -----------
Income before income taxes ................             6,016            110,578               116,594
Income tax expense ........................              (106)           (44,200)(p)           (44,306)
                                                  -----------        -----------           -----------
Net income ................................       $     5,910        $    66,378           $    72,288
                                                  ===========        ===========           ===========
Net earnings per common share (q):
  Basic ...................................       $      0.04                              $      0.51
                                                  ===========                              ===========
  Diluted .................................       $      0.04                              $      0.48
                                                  ===========                              ===========
Shares used in per share calculation:
  Basic ...................................           143,030                                  143,030
                                                  ===========                              ===========
  Diluted .................................           146,526                                  152,040
                                                  ===========                              ===========


             See accompanying notes to unaudited pro forma condensed
                       consolidated financial information



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

                              QUALCOMM INCORPORATED
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            YEAR ENDED SEPTEMBER 30, 1998
                                                  ----------------------------------------------------
                                                                     PRO FORMA
                                                   HISTORICAL        ADJUSTMENTS           PRO FORMA(a)
                                                  -----------        -----------           -----------
Revenues:
  Communications systems ..................       $ 2,863,092        $  (218,073)(k)       $ 2,645,019
  Contract services .......................           270,388                  0               270,388
  License, royalty and development fees ...           214,390                  0               214,390
                                                  -----------        -----------           -----------
    Total revenues ........................         3,347,870           (218,073)            3,129,797
                                                  -----------        -----------           -----------
Operating expenses:
  Communications systems ..................         2,136,297           (166,079)(l)         1,970,218
  Contract services .......................           197,102                  0               197,102
  Research and development ................           349,483           (143,880)(m)           205,603
  Selling and marketing ...................           246,975            (65,995)(n)           180,980
  General and administrative ..............           163,372            (24,687)(o)           138,685
  Other ...................................            11,976                  0                11,976
                                                  -----------        -----------           -----------
    Total operating expenses ..............         3,105,205           (400,641)            2,704,564
                                                  -----------        -----------           -----------


Operating income ..........................           242,665            182,568               425,233


Interest income ...........................            39,484                  0                39,484
Interest expense ..........................            (8,058)                 0                (8,058)
Net gain on sale of investments ...........             2,950                  0                 2,950
Write-off of investment in other entity ...           (20,000)                 0               (20,000)
Distributions on trust convertible
  preferred securities of subsidiary trust            (39,270)                 0               (39,270)
Minority interest in income of consolidated
  subsidiaries ............................           (48,366)                 0               (48,366)
Equity in losses of investees .............           (20,731)                 0               (20,731)
                                                  -----------        -----------           -----------
Income before income taxes ................           148,674            182,568               331,242
Income tax expense ........................           (40,142)           (82,418)(p)          (122,560)
                                                  -----------        -----------           -----------
Net income ................................       $   108,532        $   100,150           $   208,682
                                                  ===========        ===========           ===========
Net earnings per common share (q):
  Basic ...................................       $      0.78                              $      1.49
                                                  ===========                              ===========
  Diluted .................................       $      0.73                              $      1.40
                                                  ===========                              ===========
Shares used in per share calculation:
  Basic ...................................           138,406                                  156,574
                                                  ===========                              ===========
  Diluted .................................           147,924                                  166,092
                                                  ===========                              ===========


             See accompanying notes to unaudited pro forma condensed
                       consolidated financial information



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

                              QUALCOMM INCORPORATED
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                 (IN THOUSANDS)

(a) The unaudited pro forma condensed consolidated financial statements give retroactive effect to the sale of certain assets related to QUALCOMM's terrestrial CDMA wireless infrastructure business to Telefonaktiebolaget LM Ericsson ("Ericsson") as if the sale had occurred as of March 28, 1999.

(b) Reflects the cash proceeds received by QUALCOMM on the closing date. Total consideration will be based on a final determination of net assets as of the closing date.

(c)     Reflects accounts receivable, net of reserves, to be sold to Ericsson.

(d)     Reflects inventories, net of reserves, to be sold to Ericsson.

(e) Reflects prepaid expenses, other current assets and the current portion of deferred costs to be sold to Ericsson.

(f) Reflects property and equipment, net of accumulated depreciation, to be sold to Ericsson.

(g) Reflects revenue recognized in connection with customer contracts to be assumed by Ericsson under the percent of completion method in excess of amounts billed for which financing terms will be extended.

(h) Reflects the noncurrent portion of deferred costs and other noncurrent assets to be sold to Ericsson.

(i) Reflects accrued contract losses and accrued warranty costs related to customer contract obligations to be assumed by Ericsson.

(j) Reflects cash collected in advance of revenues recognized on customer contracts which will be assumed by Ericsson and for which financing terms have not been extended.

(k) Reflects revenues related to customer contracts and ancillary products sold by the terrestrial CDMA wireless infrastructure business to be assumed by Ericsson.

(l) Reflects cost of sales related to customer contracts and ancillary products sold by the terrestrial CDMA wireless infrastructure business to be assumed by Ericsson.

(m) Reflects research and development expenses related to the terrestrial CDMA wireless infrastructure business to be assumed by Ericsson.

(n) Reflects selling and marketing expenses related to the terrestrial CDMA wireless infrastructure business to be assumed by Ericsson.

(o) Reflects general and administrative expense related to the terrestrial CDMA wireless infrastructure business to be assumed by Ericsson.

(p) Pro forma adjustments have been tax effected at a 45% incremental income tax rate for the year ended September 30, 1998 and at a 40% incremental income tax rate for the six months ended March 28, 1999.



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

(q) On April 14, 1999, QUALCOMM's Board of Directors declared a two-for-one stock split of QUALCOMM's common stock. The stock dividend was distributed on May 10, 1999 to stockholders of record on April 21, 1999. Historical and pro forma net earnings (loss) per common share, common stock and paid-in-capital are presented giving retroactive effect to the stock split. Pro forma net earnings per common share for the year ended September 30, 1998 are calculated assuming conversion of 18,168,000 shares of trust convertible preferred securities into common stock as such conversion is dilutive.



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

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            QUALCOMM INCORPORATED


Dated:  June 8, 1999                        By: /S/ ANTHONY S. THORNLEY
                                               ---------------------------------
                                               Anthony S. Thornley
                                               Executive Vice President and
                                               Chief Financial Officer



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                                INDEX TO EXHIBITS

        2.1 Asset Purchase Agreement dated March 24, 1999 between QUALCOMM Incorporated and Telefonaktiebolaget LM Ericsson (publ) (incorporated herein by reference to QUALCOMM's Form 10-Q for the three month period ended March 28, 1999 and filed with the Securities and Exchange Commission on May 11, 1999).

        2.2 Amendment No. 1 dated as of May 24, 1999 to the Asset Purchase Agreement dated as of March 24, 1999 between QUALCOMM Incorporated and Telefonaktiebolaget LM Ericsson (publ).(1)

        99.1    Press Release dated May 24, 1999.

----------------

(1) Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment. Omitted portions will be filed separately with the Securities and Exchange Commission.



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